Statement of Additional Information Supplement

March 29, 2005

Morgan Stanley Institutional Fund Trust

Supplement dated March 29, 2005 to the Statement of Additional Information of Morgan Stanley Institutional Fund Trust dated January 31, 2005

The second paragraph on p. 42 of the section of the Statement of Additional Information titled “Investments—When, As and If Issued Securities” is hereby deleted in its entirety and replaced with the following:

An increase in the percentage of the Portfolio’s assets committed to securities so purchased may increase the volatility of its net asset value. The Portfolio may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.

The paragraph on p. 20 of the section of the Statement of Additional Information titled “Investments—Foreign Fixed Income Securities” is hereby deleted in its entirety and replaced with the following:

Foreign Fixed Income Securities: Foreign fixed income securities are Fixed Income Securities denominated in foreign currency and traded primarily outside of the United States, which include: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign mortgage securities and various other mortgages and asset-backed securities.

LIT SPT SAI 03/05

Please retain this supplement for your future reference.